UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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RITE AID CORPORATION
(Name of Registrant as Specified in its Charter)
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Rite Aid Corporation Pursuant to Rule 14a-6(b)
Under the Securities Exchange Act of 1934

On June 4, 2009, Rite Aid Corporation submitted the following letters to Glass Lewis & Co. and RiskMetrics Group regarding the Rite Aid Corporation 2009 Annual Meeting of Stockholders.

[RITE AID LOGO]

June 4, 2009

Mr. Robert M. McCormick
Glass, Lewis & Co., LLC
One Sansome Street, 33rd Floor
San Francisco, CA  94104

RE:           Rite Aid Corporation (RAD) 2009 Annual Meeting of Stockholders

Dear Mr. McCormick:

In connection with the preparation of your report regarding the Annual Meeting of Stockholders of Rite Aid Corporation (“Rite Aid” or the “Company”) to be held on June 25, 2009 (the “Annual Meeting”), I would like to highlight some information for your research department to consider. As described in Chairman and CEO Mary Sammons’ May 2009 letter to investors, fiscal 2009 was a difficult year but Rite Aid took actions that significantly improved our business and strengthened our financial position.

Board Accountability and Oversight

The Rite Aid Board of Directors continues to be accountable and responsive to stockholders and diligent in its oversight responsibilities:

•
Our Board of Directors adopted and recommended for stockholder approval at the Annual Meeting an amendment to the Restated Certificate of Incorporation to declassify the Board of Directors and provide for annual election of directors (2009 Proxy Statement (the “Proxy Statement”), filed with the SEC on May 14, 2009, page 8).

•	The Company adopted a majority vote standard for director elections with a carve out for contested elections (Amended and Restated Bylaws, Article III, Section 1, filed on Form 8-K on April 13, 2007).

•	Sixty-four percent (9 of 14) of our directors and nominees are independent under the NYSE listing standards (Proxy Statement, page 14).

•	The Company adopted stock ownership guidelines for executives and non-management directors (www.riteaid.com, under the Corporate Governance section of the Our Company page).

•
The Board unanimously approved Ms. Sammons’ recommendation to strengthen the senior leadership team throughout the year, including hiring Messrs. John T. Standley, Frank G. Vitrano and Kenneth Martindale who have a proven track record of improving results in challenging situations (Letter to Stockholders filed on May 14, 2009 as Additional Soliciting Materials (the “Stockholder Letter”), page 2).

Sound Executive Compensation Practices

The Rite Aid Board of Directors and Compensation Committee have continued to focus on pay-for-performance and adopting sound executive compensation practices, such as:

•	The base salary for Mary Sammons (our Chairman and CEO) for fiscal year 2009 remained at $1,000,000, which is the same level it was for fiscal years 2004 through 2008 (Proxy Statement, page 30).

•	Equity value provided to Ms. Sammons in Fiscal Year 2009 decreased from the prior year (Proxy Statement, page 36).

•	Total compensation for Ms. Sammons for fiscal year 2009 decreased by more than 50% from fiscal year 2008 (Proxy Statement, page 36).

•
For fiscal year 2010 (commencing March 1, 2009), the base salary for the Named Executive Officers and other executive officers of the Company will remain unchanged from fiscal year 2009.  Although the executives performed well on an individual basis, the focus will continue on the potential value that these executives might gain through the performance-based cash incentive bonus and the long-term equity incentive program.  The Compensation Committee supports this salary freeze, which increases the alignment of compensation with Company performance and the objectives of our stockholders (Proxy Statement, page 35).

•
The performance measures for the cash incentive bonus opportunity for the Named Executive Officers and other executive officers of the Company for fiscal year 2010 will be based solely on the attainment of Adjusted EBITDA thresholds and will not contain a customer satisfaction component or target.  Although improvements in customer satisfaction continue to be a focus of the Company, this change more closely aligns compensation with Company’s financial performance goals (Proxy Statement, page 35).

•
An independent compensation consultant is retained by the Compensation Committee to conduct a pay for performance review, which is performed annually using peer group companies that fall within a similar revenue range and industry as Rite Aid’s (Proxy Statement, page 29).

•
The nonqualified deferred compensation plan for senior management has a “double trigger,” namely, (1) the account balance for each participant vests upon a "change in control" of the Company, as defined in the plan, only if such participant is involuntarily terminated without cause within twelve months of the change in control, and (2) participants receive their vested account balance upon the earlier of: (i) their retirement at age 60 or greater, with at least five years of participation in the plan; (ii) termination of employment with the Company; and (iii) a hardship withdrawal pursuant to the terms of the plan (Proxy Statement, page 34).

•
For fiscal year 2009, there was a change in the mix of the equity incentive program to provide for a closer pay for performance alignment.  Relative to the prior year, for fiscal year 2009 performance awards comprised 60% (increased from 25%), stock options comprised 25% (reduced from 50%) and restricted stock comprised 15% (reduced from 25%) of the total long-term equity incentive level (Proxy Statement, pages 31-33).

Financial Performance

Despite a challenging economic environment and decline of consumer spending, the Company made significant progress, particularly in the second half of the year:

•	For fiscal year 2009, same store sales growth was 0.8% despite continued weakness in the economy (Fourth Quarter and Full Year Results Announcement issued April 2, 2009, available at www.riteaid.com).

•
Revenue performance for fiscal year 2009 was $26.3 billion, an increase of 8.1% from the prior year, primarily driven by an additional quarter of sales for the Brooks Eckerd stores (Fourth Quarter and Full Year Results Announcement issued April 2, 2009, available at www.riteaid.com).

•
For fiscal year 2009, the Company increased year end liquidity to $723 million, the strongest liquidity position in more than a year largely due to initiatives to reduce working capital (Fourth Quarter and Full Year Results Announcement issued April 2, 2009, available at www.riteaid.com; Stockholder Letter, page 1).

•	Rite Aid completed the integration of the Brooks Eckerd acquisition in fiscal year 2009 (Annual Report on Form 10-K filed April 17, 2009).

•
For Fiscal 2010, the Company is focused on growing profitable sales by tailoring marketing and merchandise programs to specific customer groups, expanding our value offerings and building customer and associate loyalty.  We are also focused on continuing to aggressively reduce costs and on improving cash flows so that we not only maintain sufficient liquidity to operate our business but are also able to start reducing debt (Stockholder Letter, page 3).

•
The Company launched a new $400 million term loan due 2015 as part of a comprehensive plan to refinance its September 2010 debt maturities and is confident it will be able to complete its refinancing plan by the end of 2009 (Current Report on Form 8-K filed May 26, 2009; Stockholder Letter, page 1).

•	Since the beginning of our 2010 Fiscal Year on March 1, 2009 through the date of this letter, our stock performance has increased 396%.

I would like to express the Company’s appreciation of your review of the information contained in this letter in connection with the preparation of your report.  Please feel free to contact me if you have any questions or would like to discuss any matter subject to the upcoming meeting.

Sincerely,

/s/ Marc A. Strassler

Marc A. Strassler
Executive Vice President, General Counsel
and Secretary

[RITE AID LOGO]

June 4, 2009

Ms. Kathy Cohen, Manager
Mr. Waheed Hassan, Senior Research Analyst
U.S. Research Group
RiskMetrics Group
2099 Gaither Road
Rockville, MD  20850-4045

RE:           Rite Aid Corporation (RAD) 2009 Annual Meeting of Stockholders

Dear Ms. Cohen and Mr. Hassan:

In connection with the preparation of your report regarding the Annual Meeting of Stockholders of Rite Aid Corporation (“Rite Aid” or the “Company”) to be held on June 25, 2009 (the “Annual Meeting”), I would like to highlight some information for your research department to consider. As described in Chairman and CEO Mary Sammons’ May 2009 letter to investors, fiscal 2009 was a difficult year but Rite Aid took actions that significantly improved our business and strengthened our financial position.

Board Accountability and Oversight

The Rite Aid Board of Directors continues to be accountable and responsive to stockholders and diligent in its oversight responsibilities:

•
Our Board of Directors adopted and recommended for stockholder approval at the Annual Meeting an amendment to the Restated Certificate of Incorporation to declassify the Board of Directors and provide for annual election of directors (2009 Proxy Statement (the “Proxy Statement”), filed with the SEC on May 14, 2009, page 8).

•	The Company adopted a majority vote standard for director elections with a carve out for contested elections (Amended and Restated Bylaws, Article III, Section 1, filed on Form 8-K on April 13, 2007).

•	Sixty-four percent (9 of 14) of our directors and nominees are independent under the NYSE listing standards (Proxy Statement, page 14).

•	The Company adopted stock ownership guidelines for executives and non-management directors (www.riteaid.com, under the Corporate Governance section of the Our Company page).

•
The Board unanimously approved Ms. Sammons’ recommendation to strengthen the senior leadership team throughout the year, including hiring Messrs. John T. Standley, Frank G. Vitrano and Kenneth Martindale who have a proven track record of improving results in challenging situations (Letter to Stockholders filed on May 14, 2009 as Additional Soliciting Materials (the “Stockholder Letter”), page 2).

Sound Executive Compensation Practices

The Rite Aid Board of Directors and Compensation Committee have continued to focus on pay-for-performance and adopting sound executive compensation practices, such as:

•	The base salary for Mary Sammons (our Chairman and CEO) for fiscal year 2009 remained at $1,000,000, which is the same level it was for fiscal years 2004 through 2008 (Proxy Statement, page 30).

•	Equity value provided to Ms. Sammons in Fiscal Year 2009 decreased from the prior year (Proxy Statement, page 36).

•	Total compensation for Ms. Sammons for fiscal year 2009 decreased by more than 50% from fiscal year 2008 (Proxy Statement, page 36).

•
For fiscal year 2010 (commencing March 1, 2009), the base salary for the Named Executive Officers and other executive officers of the Company will remain unchanged from fiscal year 2009.  Although the executives performed well on an individual basis, the focus will continue on the potential value that these executives might gain through the performance-based cash incentive bonus and the long-term equity incentive program.  The Compensation Committee supports this salary freeze, which increases the alignment of compensation with Company performance and the objectives of our stockholders (Proxy Statement, page 35).

•
The performance measures for the cash incentive bonus opportunity for the Named Executive Officers and other executive officers of the Company for fiscal year 2010 will be based solely on the attainment of Adjusted EBITDA thresholds and will not contain a customer satisfaction component or target.  Although improvements in customer satisfaction continue to be a focus of the Company, this change more closely aligns compensation with Company’s financial performance goals (Proxy Statement, page 35).

•
An independent compensation consultant is retained by the Compensation Committee to conduct a pay for performance review, which is performed annually using peer group companies that fall within a similar revenue range and industry as Rite Aid’s (Proxy Statement, page 29).

•
The nonqualified deferred compensation plan for senior management has a “double trigger,” namely, (1) the account balance for each participant vests upon a "change in control" of the Company, as defined in the plan, only if such participant is involuntarily terminated without cause within twelve months of the change in control, and (2) participants receive their vested account balance upon the earlier of: (i) their retirement at age 60 or greater, with at least five years of participation in the plan; (ii) termination of employment with the Company; and (iii) a hardship withdrawal pursuant to the terms of the plan (Proxy Statement, page 34).

•
For fiscal year 2009, there was a change in the mix of the equity incentive program to provide for a closer pay for performance alignment.  Relative to the prior year, for fiscal year 2009 performance awards comprised 60% (increased from 25%), stock options comprised 25% (reduced from 50%) and restricted stock comprised 15% (reduced from 25%) of the total long-term equity incentive level (Proxy Statement, pages 31-33).

Financial Performance

Despite a challenging economic environment and decline of consumer spending, the Company made significant progress, particularly in the second half of the year:

•	For fiscal year 2009, same store sales growth was 0.8% despite continued weakness in the economy (Fourth Quarter and Full Year Results Announcement issued April 2, 2009, available at www.riteaid.com).

•
Revenue performance for fiscal year 2009 was $26.3 billion, an increase of 8.1% from the prior year, primarily driven by an additional quarter of sales for the Brooks Eckerd stores (Fourth Quarter and Full Year Results Announcement issued April 2, 2009, available at www.riteaid.com).

•
For fiscal year 2009, the Company increased year end liquidity to $723 million, the strongest liquidity position in more than a year largely due to initiatives to reduce working capital (Fourth Quarter and Full Year Results Announcement issued April 2, 2009, available at www.riteaid.com; Stockholder Letter, page 1).

•	Rite Aid completed the integration of the Brooks Eckerd acquisition in fiscal year 2009 (Annual Report on Form 10-K filed April 17, 2009).

•
For Fiscal 2010, the Company is focused on growing profitable sales by tailoring marketing and merchandise programs to specific customer groups, expanding our value offerings and building customer and associate loyalty.  We are also focused on continuing to aggressively reduce costs and on improving cash flows so that we not only maintain sufficient liquidity to operate our business but are also able to start reducing debt (Stockholder Letter, page 3).

•
The Company launched a new $400 million term loan due 2015 as part of a comprehensive plan to refinance its September 2010 debt maturities and is confident it will be able to complete its refinancing plan by the end of 2009 (Current Report on Form 8-K filed May 26, 2009; Stockholder Letter, page 1).

Since the beginning of our 2010 Fiscal Year on March 1, 2009 through the date of this letter, our stock performance has increased 396%.

I would like to express the Company’s appreciation of your review of the information contained in this letter in connection with the preparation of your report.  Please feel free to contact me if you have any questions or would like to discuss any matter subject to the upcoming meeting.

Sincerely,

/s/ Marc A. Strassler

Marc A. Strassler
Executive Vice President, General Counsel
and Secretary